UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2018

VIEWRAY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Thermo Fisher Way

Oakwood Village, Ohio 44146

(Address of principal executive offices, including zip code)

(440) 703-3210

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 25, 2018, Mark S. Gold, M.D. tendered his resignation as a member of the board of directors of ViewRay, Inc. (the “Company”), and David Bonita, M.D., did not stand for reelection at the Company’s Annual Meeting of Stockholders and resigned at the end of his regular term.  Each of Dr. Gold’s and Dr. Bonita’s decisions to resign had previously been disclosed by the Company and were not due to any disagreement with the Company regarding any matter related to the Company’s operations, policies or practices.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 25, 2018, ViewRay, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s offices located at 815 E. Middlefield Road, Mountain View, California 94043. Only stockholders of record at the close of business on April 26, 2018, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 75,084,219 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 68,333,364 shares of the Company’s common stock were voted in person or by proxy for the two proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2018.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of votes withheld and the number of broker non-votes.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected each of Caley Castelein, M.D., Brian K. Roberts and Scott Huennekens to serve as Class III directors of the Company until the 2021 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal.

Nominee	For	Withhold	Broker Non-Votes
Caley Castelein, M.D.	57,546,013	2,186,409	8,600,942
Brian K. Roberts	58,114,212	1,618,210	8,600,942
Scott Huennekens	59,562,615	169,807	8,600,942

Proposal No. 2 – Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection, by the Audit Committee of the Board of Directors, of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Votes
68,327,323	2,250	3,791	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWRAY, INC.

Dated: June 27, 2018	By:/s/ Chris A. Raanes Name:Chris A. Raanes Title:Chief Executive Officer